UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

    Barnes & Noble, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Explanatory Note

This Amendment No. 1 to the definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed by Barnes & Noble, Inc. (the “Company”) with the Securities and Exchange Commission on August 25, 2010 amends and supplements certain information contained in the Proxy Statement relating to (i) the participants in the Company’s solicitation of proxies in connection with the 2010 Annual Meeting of Stockholders of the Company and (ii) the beneficial ownership of shares of Common Stock by certain persons known by the Company to own beneficially more than five percent of the Company’s outstanding Common Stock. Capitalized terms used but not defined herein have the meanings set forth in the Proxy Statement. Except as specifically noted herein, the information set forth in the Proxy Statement remains unchanged.

“Security Ownership of Certain Beneficial Owners and Management” is hereby amended and supplemented by adding the following information with respect to the beneficial ownership of shares of Common Stock by Aletheia Research & Management, Inc.:

Based upon an amendment to the Schedule 13D filed with the SEC by Aletheia Research & Management, Inc. on September 21, 2010, as of September 20, 2010, Aletheia beneficially owned 9,053,484 shares of Common Stock, or 15.1% of the Company’s issued and outstanding Common Stock as of August 16, 2010. Based upon such amendment to the Schedule 13D, Common Stock listed as owned by Aletheia is held in managed accounts over which Aletheia has discretionary authority and through partnerships with respect to which Aletheia serves as general partner. Aletheia is a registered investment advisor. Ms. Ann Marie Swanson is listed as Chief Compliance Officer of Aletheia on such amendment to the Schedule 13D. This Common Stock is directly or indirectly owned by Aletheia, which has the sole power to vote and dispose or to direct the disposition of that Common Stock. The address listed for Aletheia is 100 Wilshire Boulevard, Suite 1960, Santa Monica, California 90401.

“Other Matters—Proxy Solicitation” is hereby amended and supplemented by restating the second sentence of the first paragraph thereof as follows:

Additionally, solicitations may be made personally, by telephone, fax, email or other electronic means by Directors, Director nominees, officers and employees of the Company named in Annex A who will not be additionally compensated for any such services. The employees of the Company named in Annex A are full-time employees of the Company.

“Annex A to Proxy Statement” is hereby amended by restating such section in its entirety as follows:

ANNEX A TO PROXY STATEMENT

SUPPLEMENTAL INFORMATION REGARDING PARTICIPANTS

Unless otherwise noted, capitalized terms used but not defined in this Annex A shall have the meanings ascribed to them in the Proxy Statement.

The Company, its Directors, its nominees for Directors and certain of its executive officers and employees are participants in a solicitation of proxies in connection with the Meeting. The Directors, nominees for Directors, executive officers and employees of the Company who are participants in the solicitation (the “Participants”) are listed below, together with the amount of the Company’s securities beneficially owned by each of these persons as of August 16, 2010, including the number of securities for which beneficial ownership can be acquired within 60 days of such date. Unless otherwise indicated, the business address of each of the Participants is 122 Fifth Avenue, New York, New York 10011.

		Shares
Name	Title	Beneficially Owned
Leonard Riggio	Founder and Chairman of the Board	17,900,132	(1)
Stephen Riggio	Vice Chairman	1,520,642	(2)
Mitchell S. Klipper	Chief Executive Officer – Barnes & Noble Retail Group	1,636,689	(3)
William J. Lynch, Jr.	Chief Executive Officer	590,799	(4)
Joseph J. Lombardi	Chief Financial Officer	258,333	(5)
Margaret T. Monaco	Director	93,848	(6)
William Dillard, II	Director	89,635	(7)
Irene R. Miller	Director	52,011	(8)
Michael J. Del Giudice	Lead Independent Director	46,974	(9)
Mary Ellen Keating	Senior Vice President of Corporate Communications and Public Affairs	42,702	(10)
Patricia L. Higgins	Director	32,553	(11)
Lawrence S. Zilavy	Director	33,286	(12)
George Campbell Jr.	Director	8,115	(13)
Andy Milevoj	Director of Investor Relations	2,330	(14)
David G. Golden	Director Nominee	0
David A. Wilson	Director Nominee	0
Karen Alessandro	Employee	176
Maki Berger	Employee	437
Patricia S. Bostelman	Vice President	14,731	(15)
Carolyn J. Brown	Employee	5,211	(16)
Jaime M. Carey	Vice President, Chief Merchandising Officer	48,748	(17)
John L. Daidone	Employee	2,205	(18)
Kathryn R. Desare	Employee	426
Thomas J. Dickey	Employee	1,384	(19)
Antoinette M. Ercolano	Vice President	28,455	(20)
Maria B. Florez	Vice President, Treasurer and Assistant Secretary	2,534	(21)
Courtney E. Harrison	Employee	298	(22)
Mark A. Israel	Employee	375	(23)
June M. Johnson	Employee	6,113	(24)
Robert C. Knowles	Vice President	2,144	(25)
Jill Lamar	Employee	1,956	(26)
Marilyn Lara-Puccio	Employee	225
Donna C. Lee	Employee	759	(27)
Sallye L. Leventhal	Employee	1,038	(28)
Brenda Marsh	Vice President	17,643	(29)
Joseph M. Pasqua	Employee	4,560	(30)
Helen E. Romfh	Employee	4,284	(31)
Robert J. Skead	Employee	1,761	(32)
Michelle L. Smith	Vice President, Human Resources	21,582	(33)
Steven F. Sorrentino	Employee	2,524	(34)
Kevin T. Vilke	Employee	787	(35)
Glenn S. Kaplan	Vice President	14,948	(36)
Sessalee A. Hensley	Employee	8,726	(37)

(1)	Includes (a) 4,800,876 shares owned by LRBKS Holdings, Inc. (a Delaware corporation beneficially owned by Mr. Riggio and his wife), (b) 966,500 shares owned by The Riggio Foundation, a charitable trust established by Mr. Riggio, with himself and his wife as trustees, (c) 7,038 shares of restricted stock and (d) 712,473 shares held in a rabbi trust established by the Company for the benefit of Mr. Riggio pursuant to a deferred compensation arrangement. Under this deferred compensation arrangement, Mr. Riggio is entitled to 712,473 shares of Common Stock within 30 days following the earliest of: (a) his death; (b) a sale of all or substantially all of the assets of the Company; or (c) a sale of a “controlling interest” in the Company (defined as 40% or more of the Company’s outstanding Common Stock). Mr. Riggio disclaims voting control of all shares held in this trust arrangement. Some of the shares of Common Stock owned by Mr. Riggio are, and other shares in the future may be, pledged as collateral for loans, including loans which were used to purchase Common Stock. In connection with a motion made by Yucaipa in the Delaware Court of Chancery relating to the exercise of certain stock options subsequent to the Court’s August 12, 2010 judgment, Mr. Riggio has advised the Board that, in an effort to avoid further litigation and the time and cost that would result therefrom, he will not vote 990,740 shares of Common Stock beneficially owned by him at the Meeting or any adjournment or postponement thereof.

(2)	Of these shares, 1,415,343 are issuable upon the exercise of options and 18,108 are shares of restricted stock.

(3)	Of these shares, 876,814 are issuable upon the exercise of options and 584,776 are shares of restricted stock.

(4)	Of these shares, 575,000 are shares of restricted stock.

(5)	Of these shares, 2,070 are issuable upon the exercise of options and 196,436 are shares of restricted stock.

(6)	Of these shares, 76,612 are issuable upon the exercise of options and 7,110 are shares of restricted stock.

(7)	Of these shares, 76,612 are issuable upon the exercise of options and 7,110 are shares of restricted stock.

(8)	Of these shares, 38,306 are issuable upon the exercise of options and 7,110 are shares of restricted stock.

(9)	Of these shares, 34,536 are issuable upon the exercise of options and 7,110 are shares of restricted stock.

(10)	Of these shares, 30,680 are issuable upon the exercise of options and 5,970 are shares of restricted stock.

(11)	Of these shares, 20,000 are issuable upon the exercise of options and 7,110 are shares of restricted stock.

(12)	Of these shares, 20,000 are issuable upon the exercise of options and 7,110 are shares of restricted stock.

(13)	Of these shares, 3,989 are shares of restricted stock.

(14)	Of these shares, 163 are issuable upon the exercise of options and 757 are shares of restricted stock.

(15)	Of these shares, 9,654 are issuable upon the exercise of options and 2,129 are shares of restricted stock.

(16)	Of these shares, 1,362 are issuable upon the exercise of options and 1,077 are shares of restricted stock.

(17)	Of these shares, 15,624 are issuable upon the exercise of options and 20,032 are shares of restricted stock.

(18)	Of these shares, 898 are shares of restricted stock.

(19)	Of these shares, 174 are issuable upon the exercise of options and 694 are shares of restricted stock. Mr. Dickey’s business address is 1 Barnes & Noble Way, Monroe Township, New Jersey 08831.

(20)	Of these shares, 20,839 are issuable upon the exercise of options and 2,582 are shares of restricted stock. Ms. Donna Lemaster, an associate of Ms. Ercolano, beneficially owns 1,685 shares of the Company’s Common Stock, of which 885 are shares of restricted stock. Ms. Lemaster’s address is 122 Fifth Avenue, New York, New York 10011.

(21)	Of these shares, 1,874 are shares of restricted stock.

(22)	Ms. Harrison’s business address is 1400 Old Country Road, Westbury, New York 11590.

(23)	Of these shares, 281 are shares of restricted stock. Mr. Israel’s business address is 76 Ninth Avenue, Ninth Floor, New York, New York 10011.

(24)	Of these shares, 1,879 are issuable upon the exercise of options and 941 are shares of restricted stock. Ms. Johnson’s business address is 1400 Old Country Road, Westbury, New York 11590.

(25)	Of these shares, 1,932 are shares of restricted stock.

(26)	Of these shares, 402 are issuable upon the exercise of options and 838 are shares of restricted stock.

(27)	Ms. Lee’s business address is 1 Barnes & Noble Way, Monroe Township, New Jersey 08831.

(28)	Of these shares, 379 are issuable upon the exercise of options and 198 are shares of restricted stock.

(29)	Of these shares, 10,615 are issuable upon the exercise of options and 2,596 are shares of restricted stock.

(30)	Of these shares, 2,322 are issuable upon the exercise of options and 805 are shares of restricted stock. Mr. Pasqua’s business address is 1 Barnes & Noble Way, Monroe Township, New Jersey 08831.

(31)	Of these shares, 3,115 are issuable upon the exercise of options and 217 are shares of restricted stock.

(32)	Of these shares, 803 are shares of restricted stock.

(33)	Of these shares, 11,428 are issuable upon the exercise of options and 4,101 are shares of restricted stock.

(34)	Of these shares, 1,141 are shares of restricted stock.

(35)	Of these shares, 630 are shares of restricted stock.

(36)	Of these shares, 5,784 are issuable upon the exercise of options and 3,558 are shares of restricted stock.

(37)	Of these shares, 5,715 are issuable upon the exercise of options and 237 are shares of restricted stock.

Information Regarding Transactions in the Company’s Securities by Participants

The following table sets forth information regarding grants, purchases and sales of the Company’s securities by Participants during the past two years. No part of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Transaction Date	Type		Common Shares Received	401(k) Units Received (reflected as Common Share Equivalents)	Restricted Stock Received	Stock Options Received (Exercised)	Change to Total Shares Beneficially Owned by Participant
Leonard Riggio	10/15/2008	(c	)	(50,000)				(50,000)
	10/16/2008	(c	)	(50,000)				(50,000)
	11/24/2008	(c	)	(50,000)				(50,000)
	3/13/2009	(a	)	3,056		(3,056)		–
	3/20/2009	(a	)	3,206		(3,206)		–
	3/23/2009	(c	)	(43,500)				(43,500)
	3/23/2009	(c	)	(81,500)				(81,500)
	3/27/2009	(a	)	544		(544)		–
	4/1/2009	(a	)	2,804		(2,804)		–
	4/1/2009	(a	)	361		(361)		–
	4/1/2009	(a	)	450		(450)		–
	5/9/2009	(a	)	615		(615)		–
	8/24/2009	(b	)			2,895		2,895
	9/29/2009	(d	)	(667,058)				(667,058)
	3/13/2010	(a	)	3,057		(3,057)		–
	3/27/2010	(a	)	544		(544)		–
	4/1/2010	(a	)	2,804		(2,804)		–
	4/1/2010	(a	)	361		(361)		–
	5/9/2010	(a	)	615		(615)		–
	8/13/2010	(k	)	990,740			(990,740)	–
Stephen Riggio	3/13/2009	(a	)	4,890		(4,890)		–
	3/20/2009	(a	)	4,808		(4,808)		–
	3/27/2009	(a	)	815		(815)		–
	4/1/2009	(a	)	7,478		(7,478)		–
	4/1/2009	(a	)	962		(962)		–
	4/1/2009	(a	)	675		(675)		–
	5/9/2009	(a	)	984		(984)		–
	8/24/2009	(b	)			7,720		7,720
	3/13/2010	(a	)	4,891		(4,891)		–
	3/13/2010	(f	)	(2,017)				(2,017)
	3/27/2010	(a	)	815		(815)		–
	3/27/2010	(f	)	(377)				(377)
	4/1/2010	(a	)	7,479		(7,479)		–
	4/1/2010	(a	)	963		(963)		–
	4/1/2010	(f	)	(3,903)				(3,903)
	5/9/2010	(a	)	984		(984)		–
	5/9/2010	(f	)	(455)				(455)
	8/16/2010	(e	)		1,000			1,000
Mitchell S. Klipper	3/13/2009	(a	)	4,890		(4,890)		–
	3/13/2009	(a	)	11,111		(11,111)		–
	3/18/2009	(g	)				25,000	25,000
	3/20/2009	(a	)	4,808		(4,808)		–
	3/20/2009	(a	)	11,001		(11,001)		–
	3/27/2009	(a	)	815		(815)		–

Name	Transaction Date	Type		Common Shares Received	401(k) Units Received (reflected as Common Share Equivalents)	Restricted Stock Received	Stock Options Received (Exercised)	Change to Total Shares Beneficially Owned by Participant
	4/1/2009	(a	)	11,110		(11,110)		–
	4/1/2009	(a	)	7,478		(7,478)		–
	4/1/2009	(a	)	962		(962)		–
	4/1/2009	(a	)	675		(675)		–
	4/1/2009	(b	)			33,333		33,333
	5/9/2009	(a	)	984		(984)		–
	8/24/2009	(b	)			7,720		7,720
	3/13/2010	(a	)	4,891		(4,891)		–
	3/13/2010	(a	)	11,112		(11,112)		–
	3/27/2010	(a	)	815		(815)		–
	4/1/2010	(a	)	11,110		(11,110)		–
	4/1/2010	(a	)	11,111		(11,111)		–
	4/1/2010	(a	)	7,479		(7,479)		–
	4/1/2010	(a	)	963		(963)		–
	4/1/2010	(b	)			500,000		500,000
	4/1/2010	(b	)			33,333		33,333
	5/9/2010	(a	)	984		(984)		–
	8/16/2010	(e	)		647			647
William J. Lynch, Jr.	2/2/2009	(b	)			100,000		100,000
	2/2/2010	(a	)	25,000		(25,000)		–
	2/2/2010	(f	)	(9,201)				(9,201)
	4/1/2010	(b	)			500,000		500,000
Joseph J. Lombardi	10/1/2008	(b	)			50,000		50,000
	12/15/2008	(a	)	12,500		(12,500)		–
	12/15/2008	(f	)	(4,225)				(4,225)
	3/27/2009	(a	)	597		(597)		–
	3/27/2009	(f	)	(202)				(202)
	4/1/2009	(a	)	721		(721)		–
	4/1/2009	(a	)	495		(495)		–
	4/1/2009	(f	)	(412)				(412)
	5/9/2009	(a	)	738		(738)		–
	5/9/2009	(f	)	(277)				(277)
	8/24/2009	(b	)			6,755		6,755
	10/1/2009	(a	)	12,500		(12,500)		–
	10/1/2009	(f	)	(5,220)				(5,220)
	3/27/2010	(a	)	598		(598)		–
	3/27/2010	(f	)	(277)				(277)
	4/1/2010	(a	)	721		(721)		–
	4/1/2010	(b	)			150,000		150,000
	4/1/2010	(f	)	(334)				(334)
	5/9/2010	(a	)	737		(737)		–
	5/9/2010	(f	)	(341)				(341)
	8/16/2010	(e	)		(55)			(55)
Margaret T. Monaco	11/1/2008	(a	)	893		(893)		–
	1/12/2009	(b	)			5,476		5,476
	3/9/2009	(h	)				(14,153)	(14,153)
	4/1/2009	(g	)				5,000	5,000
	6/3/2009	(b	)			3,846		3,846
	11/1/2009	(a	)	894		(894)		–
	1/12/2010	(a	)	1,825		(1,825)		–
	1/13/2010	(l	)	(1,020)				(1,020)

Name	Transaction Date	Type		Common Shares Received	401(k) Units Received (reflected as Common Share Equivalents)	Restricted Stock Received	Stock Options Received (Exercised)	Change to Total Shares Beneficially Owned by Participant
	1/27/2010	(l	)	(767)				(767)
	6/3/2010	(a	)	1,281		(1,281)		–
William Dillard, II	11/1/2008	(a	)	893		(893)		–
	1/12/2009	(b	)			5,476		5,476
	3/9/2009	(h	)				(28,306)	(28,306)
	4/1/2009	(g	)				5,000	5,000
	6/3/2009	(b	)			3,846		3,846
	11/1/2009	(a	)	894		(894)		–
	1/12/2010	(a	)	1,825		(1,825)		–
	6/3/2010	(a	)	1,281		(1,281)		–
Irene R. Miller	11/1/2008	(a	)	893		(893)		–
	1/12/2009	(b	)			5,476		5,476
	4/1/2009	(g	)				5,000	5,000
	6/3/2009	(b	)			3,846		3,846
	11/1/2009	(a	)	894		(894)		–
	1/12/2010	(a	)	1,825		(1,825)		–
	6/3/2010	(a	)	1,281		(1,281)		–
	8/16/2010	(e	)		76			76
Michael J. Del Giudice	9/24/2008	(j	)				(5,543)	(5,543)
	9/25/2008	(j	)				(4,457)	(4,457)
	11/1/2008	(a	)	893		(893)		–
	1/12/2009	(b	)			5,476		5,476
	6/3/2009	(b	)			3,846		3,846
	11/1/2009	(a	)	894		(894)		–
	1/12/2010	(a	)	1,825		(1,825)		–
	6/3/2010	(a	)	1,281		(1,281)		–
Mary Ellen Keating	3/27/2009	(f	)	(175)				(175)
	3/27/2009	(a	)	462		(462)		–
	4/1/2009	(a	)	541		(541)		–
	4/1/2009	(a	)	360		(360)		–
	4/1/2009	(f	)	(342)				(342)
	5/9/2009	(a	)	541		(541)		–
	5/9/2009	(f	)	(225)				(225)
	8/24/2009	(b	)			4,345		4,345
	3/27/2010	(f	)	(187)				(187)
	3/27/2010	(a	)	463		(463)		–
	4/1/2010	(a	)	541		(541)		–
	4/1/2010	(f	)	(218)				(218)
	5/9/2010	(a	)	541		(541)		–
	5/9/2010	(f	)	(218)				(218)
	8/16/2010	(e	)		703			703
Patricia L. Higgins	11/1/2008	(a	)	893		(893)		–
	1/12/2009	(b	)			5,476		5,476
	4/1/2009	(g	)				5,000	5,000
	6/3/2009	(b	)			3,846		3,846
	11/1/2009	(a	)	894		(894)		–
	1/12/2010	(a	)	1,825		(1,825)		–
	6/3/2010	(a	)	1,281		(1,281)		–

Name	Transaction Date	Type		Common Shares Received	401(k) Units Received (reflected as Common Share Equivalents)	Restricted Stock Received	Stock Options Received (Exercised)	Change to Total Shares Beneficially Owned by Participant
Lawrence S. Zilavy	11/1/2008	(a	)	893		(893)		–
	1/12/2009	(b	)			5,476		5,476
	4/1/2009	(g	)				5,000	5,000
	6/3/2009	(b	)			3,846		3,846
	11/1/2009	(a	)	894		(894)		–
	1/12/2010	(a	)	1,825		(1,825)		–
	6/3/2010	(a	)	1,281		(1,281)		–
	8/16/2010	(e	)		82			82
George Campbell Jr.	6/3/2009	(b	)			3,846		3,846
	7/16/2009	(a	)	1,422		(1,422)		–
	6/3/2010	(a	)	1,281		(1,281)		–
	7/16/2010	(a	)	1,423		(1,423)		–
Andy Milevoj	3/27/2009	(a	)	59		(59)		–
	3/27/2009	(f	)	(24)				(24)
	4/1/2009	(a	)	78		(78)		–
	4/1/2009	(a	)	80		(80)		–
	4/1/2009	(f	)	(32)				(32)
	4/1/2009	(f	)	(32)				(32)
	5/9/2009	(a	)	71		(71)		–
	5/9/2009	(f	)	(32)				(32)
	8/24/2009	(b	)			525		525
	3/29/2010	(a	)	59		(59)		–
	3/29/2010	(f	)	(26)				(26)
	4/1/2010	(a	)	80		(80)		–
	4/1/2010	(f	)	(34)				(34)
	5/10/2010	(a	)	71		(71)		–
	5/10/2010	(f	)	(31)				(31)
	8/16/2010	(e	)		(217)			(217)
Karen Alessandro	08/16/2010	(e	)		(28)			(28)
Maki Berger	08/16/2010	(e	)		142			142
Patricia S. Bostelman	03/27/2009	(a	)	180		(180)
	03/27/2009	(f	)	(69)				(69)
	03/29/2010	(a	)	180		(180)
	03/29/2010	(f	)	(73)				(73)
	04/01/2009	(a	)	190		(190)
	04/01/2009	(f	)	(72)				(72)
	04/01/2009	(a	)	232		(232)
	04/01/2009	(f	)	(88)				(88)
	05/11/2009	(a	)	214		(214)
	05/11/2009	(f	)	(89)				(89)
	05/10/2010	(a	)	214		(214)
	05/10/2010	(f	)	(87)				(87)
	04/01/2010	(a	)	233		(233)
	04/01/2010	(f	)	(94)				(94)
	08/24/2009	(b	)			1,450		1,450
	08/16/2010	(e	)		(397)			(397)
Carolyn J. Brown	03/27/2009	(a	)	95		(95)
	03/27/2009	(f	)	(42)				(42)
	03/30/2009	(j	)				(824)
	04/01/2009	(a	)	124		(124)
	04/01/2009	(f	)	(55)				(55)
	04/01/2009	(a	)	116		(116)
	04/01/2009	(f	)	(52)				(52)
	05/11/2009	(a	)	114		(114)
	05/11/2009	(f	)	(48)				(48)
	03/29/2010	(a	)	95		(95)
	03/29/2010	(f	)	(45)				(45)
	04/01/2010	(a	)	116		(116)
	04/01/2010	(f	)	(54)				(54)
	05/10/2010	(a	)	114		(114)
	05/10/2010	(f	)	(53)				(53)
	08/24/2009	(b	)			730		730
	08/16/2010	(e	)		628			628
Jaime M. Carey	03/27/2009	(a	)	164		(164)
	03/27/2009	(f	)	(56)				(56)
	04/01/2009	(a	)	180		(180)
	04/01/2009	(f	)	(61)				(61)

Name	Transaction Date	Type		Common Shares Received	401(k) Units Received (reflected as Common Share Equivalents)	Restricted Stock Received	Stock Options Received (Exercised)	Change to Total Shares Beneficially Owned by Participant
	04/01/2009	(a	)	241		(241)
	04/01/2009	(f	)	(82)				(82)
	05/11/2009	(a	)	204		(204)
	05/11/2009	(f	)	(77)				(77)
	05/12/2009	(a	)	7,500		(7,500)
	05/12/2009	(f	)	(2,811)				(2,811)
	03/29/2010	(a	)	164		(164)
	03/29/2010	(f	)	(60)				(60)
	04/01/2010	(a	)	241		(241)
	04/01/2010	(f	)	(241)				(241)
	05/10/2010	(a	)	204		(204)
	05/10/2010	(f	)	(204)				(204)
	05/12/2010	(a	)	7,500		(7,500)
	05/12/2010	(f	)	(2,717)				(2,717)
	08/24/2009	(b	)			4,345		4,345
	08/16/2010	(e	)		559			559
John L. Daidone	04/01/2009	(a	)	97		(97)
	04/01/2009	(f	)	(39)				(39)
	05/11/2009	(a	)	93		(93)
	05/11/2009	(f	)	(41)				(41)
	04/01/2010	(a	)	98		(98)
	04/01/2010	(f	)	(42)				(42)
	05/10/2010	(a	)	92		(92)
	05/10/2010	(f	)	(40)				(40)
	08/24/2009	(b	)			610		610
	08/16/2010	(e	)		474			474
Kathryn R. Desare	08/16/2010	(e	)		277			277
Thomas J. Dickey	03/27/2009	(a	)	59		(59)
	03/27/2009	(f	)	(22)				(22)
	04/01/2009	(a	)	69		(69)
	04/01/2009	(f	)	(26)				(26)
	04/01/2009	(a	)	75		(75)
	04/01/2009	(f	)	(28)				(28)
	05/11/2009	(a	)	74		(74)
	05/11/2009	(f	)	(28)				(28)
	03/26/2010	(j	)				(289)
	03/29/2010	(a	)	59		(59)
	03/29/2010	(f	)	(24)				(24)
	04/01/2010	(a	)	75		(75)
	04/01/2010	(f	)	(30)				(30)
	05/10/2010	(a	)	74		(74)
	05/10/2010	(f	)	(30)				(30)
	08/24/2009	(b	)			470		470
	08/16/2010	(e	)		117			117

Name	Transaction Date	Type		Common Shares Received	401(k) Units Received (reflected as Common Share Equivalents)	Restricted Stock Received	Stock Options Received (Exercised)	Change to Total Shares Beneficially Owned by Participant
Antoinette M. Ercolano	03/27/2009	(a	)	219		(219)
	03/27/2009	(f	)	(83)				(83)
	04/01/2009	(a	)	230		(230)
	04/01/2009	(f	)	(87)				(87)
	04/01/2009	(a	)	288		(288)
	04/01/2009	(f	)	(109)				(109)
	04/22/2009	(j	)				(20,383)
	05/11/2009	(a	)	264		(264)
	05/11/2009	(f	)	(110)				(110)
	02/02/2010	(j	)				(9,397)
	02/02/2010	(j	)				(4,338)
	03/29/2010	(a	)	219		(219)
	03/29/2010	(f	)	(89)				(89)
	04/01/2010	(a	)	289		(289)
	04/01/2010	(f	)	(117)				(117)
	05/10/2010	(a	)	264		(264)
	05/10/2010	(f	)	(107)				(107)
	08/24/2009	(b	)			1,305		1,305
	08/16/2010	(e	)		407			407
Maria B. Florez	08/25/2008	(i	)					(120)
	09/04/2008	(j	)				(1,062)
	03/27/2009	(a	)	164		(164)
	03/27/2009	(f	)	(62)				(62)
	04/01/2009	(a	)	172		(172)
	04/01/2009	(f	)	(66)				(66)
	04/01/2009	(a	)	210		(210)
	04/01/2009	(f	)	(80)				(80)
	04/07/2009	(i	)					(338)
	05/11/2009	(a	)	194		(194)
	05/11/2009	(f	)	(81)				(81)
	10/12/2009	(i	)					(113)
	03/29/2010	(a	)	164		(164)
	03/29/2010	(f	)	(66)				(66)
	04/01/2010	(a	)	210		(210)
	04/01/2010	(f	)	(85)				(85)
	04/05/2010	(i	)					(98)
	04/09/2010	(i	)					(125)
	05/10/2010	(a	)	194		(194)
	05/10/2010	(f	)	(79)				(79)
	08/24/2009	(b	)			1,260		1,260
	05/12/2010	(i	)					(115)
	08/16/2010	(e	)		567			567
Courtney E. Harrison	08/16/2010	(e	)		134			134
Mark A. Israel	09/19/2008	(j	)				(266)
	03/27/2009	(a	)	79		(79)
	03/27/2009	(f	)	(35)				(35)
	04/01/2009	(a	)	104		(104)
	04/01/2009	(f	)	(46)				(46)
	04/01/2009	(a	)	93		(93)

Name	Transaction Date	Type		Common Shares Received	401(k) Units Received (reflected as Common Share Equivalents)	Restricted Stock Received	Stock Options Received (Exercised)	Change to Total Shares Beneficially Owned by Participant
	04/01/2009	(f	)	(41)				(41)
	05/11/2009	(a	)	93		(93)
	05/11/2009	(f	)	(45)				(45)
	03/29/2010	(a	)	79		(79)
	03/29/2010	(f	)	(37)				(37)
	04/01/2010	(a	)	94		(94)
	04/01/2010	(f	)	(44)				(44)
	05/10/2010	(a	)	92		(92)
	05/10/2010	(f	)	(43)				(43)
	08/24/2009	(b	)			375		375
	08/16/2010	(e	)		(48)			(48)
June M. Johnson	03/27/2009	(a	)	86		(86)
	03/27/2009	(f	)	(35)				(35)
	04/01/2009	(a	)	114		(114)
	04/01/2009	(f	)	(46)				(46)
	04/01/2009	(a	)	103		(103)
	04/01/2009	(f	)	(42)				(42)
	05/11/2009	(a	)	103		(103)
	05/11/2009	(f	)	(45)				(45)
	03/29/2010	(a	)	87		(87)
	03/29/2010	(f	)	(37)				(37)
	04/01/2010	(a	)	104		(104)
	04/01/2010	(f	)	(45)				(45)
	05/10/2010	(a	)	102		(102)
	05/10/2010	(f	)	(44)				(44)
	08/24/2009	(b	)			630		630
	08/16/2010	(e	)		678			678
Glenn S. Kaplan	03/27/2009	(a	)	371		(371)
	03/27/2009	(f	)	(141)				(141)
	04/01/2009	(a	)	293		(293)
	04/01/2009	(f	)	(111)				(111)
	04/01/2009	(a	)	457		(457)
	04/01/2009	(f	)	(173)				(173)
	05/11/2009	(a	)	443		(443)
	05/11/2009	(f	)	(184)				(184)
	03/29/2010	(a	)	372		(372)
	03/29/2010	(f	)	(150)				(150)
	04/01/2010	(a	)	458		(458)
	04/01/2010	(f	)	(185)				(185)
	05/10/2010	(a	)	442		(442)
	05/10/2010	(f	)	(178)				(178)
	08/24/2009	(b	)			2,200		2,200
	08/16/2010	(e	)		764			764
Robert C. Knowles	09/09/2008	(j	)				(428)
	09/09/2008	(i	)					(124)
	03/27/2009	(a	)	155		(155)

Name	Transaction Date	Type		Common Shares Received	401(k) Units Received (reflected as Common Share Equivalents)	Restricted Stock Received	Stock Options Received (Exercised)	Change to Total Shares Beneficially Owned by Participant
	03/27/2009	(f	)	(53)				(53)
	04/01/2009	(a	)	168		(168)
	04/01/2009	(f	)	(57)				(57)
	04/01/2009	(a	)	203		(203)
	04/01/2009	(f	)	(69)				(69)
	04/13/2009	(i	)					(347)
	05/11/2009	(a	)	189		(189)
	05/11/2009	(f	)	(71)				(71)
	05/26/2009	(i	)					(118)
	03/29/2010	(a	)	155		(155)
	03/29/2010	(f	)	(57)				(57)
	04/01/2010	(a	)	204		(204)
	04/01/2010	(f	)	(74)				(74)
	04/14/2010	(i	)					(228)
	05/10/2010	(a	)	189		(189)
	05/10/2010	(f	)	(69)				(69)
	05/17/2010	(i	)					(120)
	08/24/2009	(b	)			1,335		1,335
Jill Lamar	03/27/2009	(a	)	77		(77)
	03/27/2009	(f	)	(34)				(34)
	04/01/2009	(a	)	103		(103)
	04/01/2009	(f	)	(46)				(46)
	04/01/2009	(a	)	91		(91)
	04/01/2009	(f	)	(41)				(41)
	05/11/2009	(a	)	90		(90)
	05/11/2009	(f	)	(43)				(43)
	03/29/2010	(a	)	78		(78)
	03/29/2010	(f	)	(37)				(37)
	04/01/2010	(a	)	91		(91)
	04/01/2010	(f	)	(43)				(43)
	05/10/2010	(a	)	90		(90)
	05/10/2010	(f	)	(42)				(42)
	08/24/2009	(b	)			565		565
	08/16/2010	(e	)		(131)			(131)
Donna C. Lee	08/16/2010	(e	)		251			251
Marilyn Lara-Puccio	08/16/2010	(e	)		107			107
Sallye L. Leventhal	09/19/2008	(j	)				(338)
	03/27/2009	(a	)	56		(56)
	03/27/2009	(f	)	(25)				(25)
	04/01/2009	(a	)	74		(74)
	04/01/2009	(f	)	(33)				(33)
	04/01/2009	(a	)	66		(66)
	04/01/2009	(f	)	(30)				(30)
	05/11/2009	(a	)	65		(65)
	05/11/2009	(f	)	(31)				(31)
	03/29/2010	(a	)	57		(57)
	03/29/2010	(f	)	(27)				(27)
	04/01/2010	(a	)	66		(66)

Name	Transaction Date	Type		Common Shares Received	401(k) Units Received (reflected as Common Share Equivalents)	Restricted Stock Received	Stock Options Received (Exercised)	Change to Total Shares Beneficially Owned by Participant
	04/01/2010	(f	)	(31)				(31)
	05/10/2010	(a	)	65		(65)
	05/10/2010	(f	)	(31)				(31)
	08/16/2010	(e	)		(312)			(312)
Joseph M. Pasqua	03/27/2009	(a	)	69		(69)
	03/27/2009	(f	)	(28)				(28)
	04/01/2009	(a	)	84		(84)
	04/01/2009	(f	)	(34)				(34)
	04/01/2009	(a	)	87		(87)
	04/01/2009	(f	)	(35)				(35)
	05/11/2009	(a	)	85		(85)
	05/11/2009	(f	)	(34)				(34)
	03/29/2010	(a	)	69		(69)
	03/29/2010	(f	)	(28)				(28)
	04/01/2010	(a	)	88		(88)
	04/01/2010	(f	)	(35)				(35)
	05/10/2010	(a	)	85		(85)
	05/10/2010	(f	)	(34)				(34)
	08/24/2009	(b	)			545		545
	08/16/2010	(e	)		(148)			(148)
Helen E. Romfh	08/16/2010	(e	)		313			313
Robert J. Skead	04/01/2009	(a	)	86		(86)
	04/01/2009	(f	)	(35)				(35)
	05/11/2009	(a	)	85		(85)
	05/11/2009	(f	)	(38)				(38)
	04/01/2010	(a	)	86		(86)
	04/01/2010	(f	)	(37)				(37)
	05/10/2010	(a	)	85		(85)
	05/10/2010	(f	)	(37)				(37)
	08/24/2009	(b	)			545		545
	08/16/2010	(e	)		441			441
Michelle L. Smith	03/23/2009	(j	)				(5,000)
	03/23/2009	(j	)				(5,615)
	03/27/2009	(a	)	299		(299)
	03/27/2009	(f	)	(102)				(102)
	04/01/2009	(a	)	239		(239)
	04/01/2009	(f	)	(81)				(81)
	04/01/2009	(a	)	373		(373)
	04/01/2009	(f	)	(127)				(127)
	05/11/2009	(a	)	358		(358)
	05/11/2009	(f	)	(135)				(135)
	06/01/2009	(j	)				(8,711)
	06/01/2009	(j	)				(4,246)
	03/29/2010	(a	)	299		(299)

Name	Transaction Date	Type		Common Shares Received	401(k) Units Received (reflected as Common Share Equivalents)	Restricted Stock Received	Stock Options Received (Exercised)	Change to Total Shares Beneficially Owned by Participant
	03/29/2010	(f	)	(109)				(109)
	04/01/2010	(a	)	374		(374)
	04/01/2010	(f	)	(136)				(136)
	05/10/2010	(a	)	357		(357)
	05/10/2010	(f	)	(130)				(130)
	08/24/2009	(b	)			2,995		2,995
	08/16/2010	(e	)		596			596
Steven F. Sorrentino	04/01/2009	(a	)	123		(123)
	04/01/2009	(f	)	(55)				(55)
	05/11/2009	(a	)	123		(123)
	05/11/2009	(f	)	(59)				(59)
	04/01/2010	(a	)	124		(124)
	04/01/2010	(f	)	(58)				(58)
	05/10/2010	(a	)	122		(122)
	05/10/2010	(f	)	(57)				(57)
	08/24/2009	(b	)			770		770
	08/16/2010	(e	)		616			616
Kevin T. Vilke	08/24/2009	(b	)			630		630
	08/16/2010	(e	)		432			432
Sessalee A. Hensley	03/27/2009	(a	)	67		(67)
	03/27/2009	(f	)	(27)				(27)
	04/01/2009	(a	)	89		(89)
	04/01/2009	(f	)	(36)				(36)
	04/01/2009	(a	)	78		(78)
	04/01/2009	(f	)	(32)				(32)
	05/11/2009	(a	)	79		(79)
	05/11/2009	(f	)	(35)				(35)
	03/29/2010	(a	)	68		(68)
	03/29/2010	(f	)	(29)				(29)
	04/01/2010	(a	)	79		(79)
	04/01/2010	(f	)	(34)				(34)
	05/10/2010	(a	)	79		(79)
	05/10/2010	(f	)	(34)				(34)
	08/24/2009	(b	)			315		315
	08/16/2010	(e	)		551			551
Brenda Marsh	03/27/2009	(a	)	225		(225)
	03/27/2009	(f	)	(86)				(86)
	04/01/2009	(a	)	225		(225)
	04/01/2009	(f	)	(86)				(86)
	04/01/2009	(a	)	288		(288)
	04/01/2009	(f	)	(109)				(109)
	05/11/2009	(a	)	278		(278)
	05/11/2009	(f	)	(116)				(116)
	03/29/2010	(a	)	225		(225)
	03/29/2010	(f	)	(91)				(91)
	04/01/2010	(a	)	289		(289)
	04/01/2010	(f	)	(117)				(117)
	05/10/2010	(a	)	277		(277)
	05/10/2010	(f	)	(112)				(112)
	08/24/2009	(b	)			1,740		1,740
	08/16/2010	(e	)		401			401

Transaction Types:

(a)	Restricted stock held by a Participant has vested and become Common Stock no longer subject to restrictions.

(b)	Restricted stock is granted by the Company to a Participant.

(c)	Disposal of Common Stock by the Riggio Foundation.

(d)	Common Stock gifted to Barnes & Noble College Booksellers, Inc. employees upon sale of Barnes & Noble College Booksellers, Inc. to the Company.

(e)	Represents the net change over the two-year period preceding August 16, 2010 in the number of votable common share equivalents held by a Participant in the Company’s 401(k) Plan.

(f)	Common Stock sold to cover the tax liability incurred by a Participant upon the vesting of restricted stock.

(g)	Stock options held by a Participant have vested.

(h)	Stock options held by a Participant have expired.

(i)	A Participant has sold Common Stock.

(j)	A Participant has exercised options and sold the associated Common Stock received upon exercise.

(k)	A Participant has exercised options and held the associated Common Stock received upon exercise.

(l)	Open market sale.

Miscellaneous Information Concerning Participants

Except as described in this Annex A or otherwise disclosed in the Proxy Statement, to the Company’s knowledge:

•	No associate of any Participant beneficially owns, directly or indirectly, any securities of the Company.

•	No Participant beneficially owns, directly or indirectly, any securities of the Company.

•	No Participant owns any securities of the Company of record that such Participant does not own beneficially.

•

Since the beginning of the Company’s last fiscal year, no Participant or any of his or her associates or immediate family members was a party to any transaction, or is to be a party to any currently proposed transaction, in which (a) the Company was or is to be a participant, (b) the amount involved exceeded or exceeds $120,000 and (c) any such Participant, associate or immediate family member had or will have a direct or indirect material interest.

•

No Participant or any of his or her associates has any arrangements or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

•

No Participant is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or giving or withholdings of proxies.

•

No Participant has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Meeting other than, with respect to each Director nominee, such nominee’s interest in election to the Board.

Except as otherwise disclosed in the Proxy Statement, (a) no occupation carried on by any Director or Director nominee during the past five years was carried on with any corporation or organization that is a parent, subsidiary or other affiliate of the Company, (b) there are no family relationships among any of the Directors, any of the Director nominees and any executive officers of the Company, nor is there any arrangement or understanding between any Director, Director nominee, executive officer and any other person pursuant to which that Director, Director nominee or executive officer was selected as a Director, Director nominee or executive officer of the Company, as the case may be, and (c) there are no material proceedings in which any Director, Director nominee or executive officer of the Company is a party adverse to the Company or any of its subsidiaries, or has a material interest adverse to the Company or any of its subsidiaries.